POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby make, constitute and appoint David S. Field and Susan Downs, and each of them singly, as the undersigned's true and lawful attorneys-in-fact with full power and authority as hereinafter described to:

1.	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director and/or beneficial owner of PATHEON INC. (the "Company"),
Form 3 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules thereunder; and

2.	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of  benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all the acts such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of this 25th day of April, 2011.


		/s/ Paul S. Levy
		Paul S. Levy

		/s/ Ramsey A. Frank
		Ramsey A. Frank

		/s/ Brett N. Milgrim
		Brett N. Milgrim

		/s/ Alexander R. Castaldi
		Alexander R. Castaldi

		/s/ Frank J. Rodriguez
		Frank J. Rodriguez

		/s/ Thomas S. Taylor
		Thomas S. Taylor

		/s/ Daniel Agroskin
		Daniel Agroskin

		/s/ Kevin T. Hammond
		Kevin T. Hammond

		/s/ Eugene Hahn
		Eugene Hahn

		/s/ Michel Lagarde
		Michel Lagarde

		/s/ Michael J. Schwartz
		Michael J. Schwartz

	By:	JLL ASSOCIATES GP V (PATHEON), LTD.

By: /s/ Paul S. Levy
       Name:  Paul S. Levy
       Title:  Managing Director

	By:	JLL ASSOCIATES V (PATHEON), L.P.

By: JLL Associates GP V (Patheon), Ltd., its General Partner

By: /s/ Paul S. Levy
       Name:  Paul S. Levy
       Title:  Managing Director




	By:	JLL PARTNERS FUND V (PATHEON), L.P.

By: JLL Associates V (Patheon), L.P., its
General Partner

By:  JLL Associates GP V (Patheon), Ltd., its General Partner

By: /s/ Paul S. Levy
       Name:  Paul S. Levy
       Title:  Managing Director

	By:	JLL PATHEON HOLDINGS, LLC

By: /s/ Ramsey Frank
      Name:  Ramsey Frank
      Title:  Sole Manager

	By:	JLL PATHEON HOLDINGS COOPERATIEF U.A.

By: /s/ Ramsey Frank
      Name:  Ramsey Frank
      Title:  Authorized Signatory